EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alfred H. Tracy III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EcoLiveGreen Corp. on Form 10-Q for the period ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of EcoLiveGreen Corp.

Dated: May 9, 2012
/s/ Alfred H. Tracy III
Alfred H. Tracy III
Chief Financial Officer, Principal Accounting and Financial Officer

A signed original of this written statement required by Section 906 has been provided to EcoLiveGreen Corp. and will be retained by EcoLiveGreen Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.